                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C3
                        CLASSES A1, A2, B, C, D, E, AND F
                           $825,481,000 (APPROXIMATE)

                                  -------------

                            CMBS NEW ISSUE TERM SHEET
                                  -------------


                                DECEMBER 1, 2000

[SALOMON SMITH BARNEY LOGO]                             [GREENWICH CAPITAL LOGO]

ABN AMRO N.V.
        ARTESIA BANKING CORPORATION N.V./S.A.
                            CHASE SECURITIES INC.
                                              DEUTSCHE BANC ALEX. BROWN
                                                              J.P. MORGAN & CO.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15pm
                                  Page 1 of 30

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

CONTACT INFORMATION


SSB                TRADING/DISTRIBUTION              PHONE                  FAX                        EMAIL
                                                     -----                  ---                        -----
                   Paul Vanderslice             (212) 723-6156        (212) 723-8599        paul.t.vanderslice@ssmb.com
                   Jeff Lewis                   (212) 723-6156        (212) 723-8599        jeff.lewis@ssmb.com
                   Jeff Sturdevant              (212) 723-6156        (212) 723-8599        jeff.sturdevant@ssmb.com

                   FINANCE
                   Angela Hutzel                (212) 816-8087        (212) 816-8307        angela.j.hutzel@ssmb.com
                   Joseph Siragusa              (212) 816-7973        (212) 202-3865        joseph.siragusa@ssmb.com
                   Jay Dewaltoff                (212) 816-7976        (212) 816-8307        Jay.dewaltoff@ssmb.com

                   ANALYTICS
                   Nancy Wilt                   (212) 816-7808        (212) 816-8307        nancy.wilt@ssmb.com

GREENWICH          TRADING/DISTRIBUTION
                   Greg Jacobs                  (203) 625-2900        (203) 618-2033        jacobs@gcm.com
                   Chris McCormack              (203) 625-2900        (203) 618-2033        christopher.mccormack@gcm.com
                   Brian Schwartz               (203) 625-2900        (203) 618-2033        brian.schwartz@gcm.com

                   FINANCE
                   Mark Jarrell                 (203) 618-2373        (203) 618-2134        mark.jarrell@gcm.com
                   David Goodwin                (203) 618-2226        (203) 618-2134        david.goodwin@gcm.com

ABN AMRO           TRADING/DISTRIBUTION
                   Frank Forelle                (212) 314-1275        (212) 333-7445        Frank.Forelle@abnamro.com
                   Gerald Sneider               (212) 314-1182        (212) 333-7445        Gerald.Sneider@abnamro.com

                   FINANCE
                   Margaret Govern              (312) 904-8359        (312) 904-0900        margaret.govern@abnamro.com

ARTESIA            TRADING/DISTRIBUTION
                   Frank Persyn                 011-322-204-3781      011-322-204-3751      Frank.Persyn@artesiabc.be

                   FINANCE
                   Diana Kelsey Kutas           (425) 313-3999        (425) 313-1005        Diana@artesiamortgage.com

CHASE              TRADING/DISTRIBUTION
                   Scott Davidson               (212) 834-3813        (212) 834-6598        scott.davidson@chase.com
                   Glenn Riis                   (212) 834-3813        (212) 834-6572        glenn.riis@chase.com
                   David McNamara               (212) 834-3813        (212) 834-6572        david.mcnamara@chase.com

DEUTSCHE           TRADING/DISTRIBUTION
                   Justin Kennedy               (212) 469-5149        (212) 469-2740        Justin.Kennedy@db.com
                   Scott Waynebern              (212) 469-5149        (212) 469-2740        Scott.Waynebern@db.com

J.P. MORGAN        TRADING/DISTRIBUTION
                   Brian Baker                  (212)-648-1413        (212)-648-5907        baker_brian@jpmorgan.com
                   Andy Taylor                  (212)-648-1413        (212)-648-5907        taylor_andrewb@jpmorgan.com


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15pm
                                  Page 2 of 30

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                                  BOND CLASSES


          SERIES 2000-C3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                            EXPECTED
                            INITIAL
                           AGGREGATE                                                          APPROX.
                           PRINCIPAL      APPROX. % OF                                        WEIGHTED
                           BALANCE OR       INITIAL        APPROX.           PASS-THROUGH     AVERAGE
                            NOTIONAL        MORTGAGE      INITIAL               RATE            LIFE                   ERISA
CLASS       RATINGS(1)       AMOUNT       POOL BALANCE  CREDIT SUPPORT      DESCRIPTION(2)   (YEARS)(3)  DELIVERY     ELIGIBLE
A-1         Aaa/AAA       $180,689,000       19.75          23.000           Fixed Rate         5.70        DTC         Yes
A-2         Aaa/AAA        523,600,000       57.25          23.000           Fixed Rate         9.37        DTC         Yes
B           Aa2/AA          43,446,000        4.75          18.250           Fixed/WAC Cap      9.82        DTC         Yes
C           A2/A            36,586,000        4.00          14.250           Fixed/WAC Cap      9.90        DTC         Yes
D           A3/A-           13,720,000        1.50          12.750           Fixed/WAC Cap      9.91        DTC         Yes
E           Baa1/BBB+       13,720,000        1.50          11.250           Fixed/WAC Cap      9.91        DTC         Yes
F           Baa2/BBB        13,720,000        1.50           9.750               WAC            9.91        DTC         Yes
PRIVATELY PLACED CLASSES
X           Aaa/AAA        914,661,061(4)      100%          N/A             Variable Rate      N/A         N/A         N/A
G           Baa3/BBB-                                        N/A                 WAC            N/A         N/A         N/A
H           NR/BB+                                           N/A             Fixed Rate         N/A         N/A         N/A
J           Ba2/BB                                           N/A             Fixed Rate         N/A         N/A         N/A
K           Ba3/BB-                                          N/A             Fixed Rate         N/A         N/A         N/A
L           B1/B+                                            N/A             Fixed Rate         N/A         N/A         N/A
M           B2/B                                             N/A             Fixed Rate         N/A         N/A         N/A
N           B3/B-                                            N/A             Fixed Rate         N/A         N/A         N/A
P           NR/NR                                            N/A             Fixed Rate         N/A         N/A         N/A

      PRINCIPAL
      PAYMENT
      WINDOW(3)
01/18/01 - 07/18/09
07/18/09 - 10/18/10
10/18/10 - 10/18/10
10/18/10 - 11/18/10
11/18/10 - 11/18/10
11/18/10 - 11/18/10
11/18/10 - 11/18/10

        N/A
        N/A
        N/A
        N/A
        N/A
        N/A
        N/A
        N/A
        N/A

     (1) Ratings shown are those of Moody's Investors Service and Standard and Poor's, respectively.

     (2) (I) The pass-through rate for publicly offered classes A1 and A2 will be equal to a fixed rate.
          (ii) The pass-through rate for publicly offered classes B-E will be the lesser of a) a fixed rate and b) the Weighted Average Pool Pass-Through Rate.
          (iii) The pass-through rate for publicly offered class F will be equal to the Weighted Average Pool Pass-Through Rate.

     (3) Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date,
          c) make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no loan repurchase.

     (4) Initial aggregate notional amount. The aggregate notional amount of the class "X" certificates will be used solely to calculate the accrual of interest with respect to those certificates. The class "X" certificates will not have principal balances and will not entitle their holders to payments of principal. They will, however, entitle their holders to share in prepayment premiums, if any. The pass-through rate of the class "X" certificate is the excess of the Weighted Average Pool Pass-Through Rate over the weighted average of the respective pass-through rates of the other classes of certificates identified in the table above.


                           [STRUCTURAL OVERVIEW CHART]


Note:  Classes are not drawn to scale

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000   3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          Commercial Mortgage Pass-Through Certificates, Series 2000-C3
                           $825,481,000 (Approximate)

KEY FEATURES:

Lead Manager and Underwriter:         Salomon Smith Barney Inc.

Co-Managers and Underwriters:         Greenwich Capital Markets, Inc.; Artesia Banking Corporation*, ABN AMRO N.V.*;
                                      Chase Securities Inc.; J.P. Morgan Securities Inc.; Deutsche Bank Securities Inc.

Loan Sellers:                         Greenwich Capital Financial Products, Inc. ("GCFP")
                                      Salomon Brothers Realty Corp. ("SBRC")
                                      LaSalle Bank National Association ("LBNA")
                                      Artesia Mortgage Capital Corporation
                                      ("AMCC")

Master Servicer:                      Midland Loan Services, Inc.

Special Servicer:                     Lennar Partners, Inc.

Trustee:                              Wells Fargo Bank Minnesota, N.A.

Cut-Off Date:                         December 1, 2000

Payment Delay:                        17 days

Payment Date:                         18th of each month, or the following business day (commencing in January, 2001)

ERISA Eligibility:                    Classes A1, A2, B, C, D, E and F are expected to be ERISA eligible under lead manager's exemption.

Structure:                            Sequential Pay

Offering Type:                        Public - Classes A1-F; Private - Classes X, G-P

Day Count:                            30 / 360

Tax Treatment:                        REMIC

Rated Final Distribution Date:        July 1, 2033

* May only offer certificates outside the U.S.

                   COLLATERAL FACTS: (a) (b) (c)
                   -----------------------------
Initial Pool Balance:                                           $914,661,061
Number of Mortgage Loans:                                                180
Number of Properties                                                     184
Average Loan Cut-off Date Balance:                              $  5,081,450    ($494,988 to $119,577,993)
Weighted Average Mortgage Rate:                                        8.169%   (6.750% to 9.350%)
Weighted Average U/W NCF DSCR:                                          1.35x   (1.05x to 3.94x)
Weighted Average Cut-off Date LTV Ratio:                               67.40%   (21.95% to 79.81%)
Weighted Average Remaining Term to Scheduled Maturity/ARD:           113 mos.   (52 mos. to 234 mos.)
Weighted Average Remaining Amortization Term:                        336 mos.   (100 mos. to 360 mos.)
Weighted Average Seasoning:                                            8 mos.   (0 mos. to 79 mos.)

(a) For each weighted average characteristic presented in the table, the range of individual values for that characteristic appears in parentheses.

(b) For purposes of this Term Sheet, weighted averages are calculated according to the Cut-off Date principal balances of the individual mortgage loans or allocated principal balances of the mortgaged properties, as applicable.

(c) For purposes of this Term Sheet, mortgage loans that are part of a cross-collateralized group are presented as individual mortgage loans (without regard to the cross-collateralization), except where otherwise indicated.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000    3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          Commercial Mortgage Pass-Through Certificates, Series 2000-C3
                           $825,481,000 (Approximate)


                                                                                   % OF
                                                            AGGREGATE CUT-        INITIAL
                                              NUMBER OF        OFF DATE           MORTGAGE      WTD. AVG.
                                               MORTGAGE       PRINCIPAL             POOL         U/W NCF
LOAN SELLERS                                     LOANS         BALANCE             BALANCE        DSCR
------------                                     -----         --------            -------        -----
Greenwich Capital Financial Products, Inc.        66        $ 337,444,107           36.89%        1.31x
Salomon Brothers Realty Corp                      21          257,886,272           28.19         1.44
LaSalle Bank National Association                 27          205,284,547           22.44         1.28
Artesia Mortgage Capital Corporation              66          114,046,135           12.47         1.37
-------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                         180        $ 914,661,061          100.00%        1.35X
-------------------------------------------------------------------------------------------------------

                               NUMBER OF    AGGREGATE CUT-OFF    % OF INITIAL
                               MORTGAGED      DATE PRINCIPAL       MORTGAGE              WTD. AVG. U/W
STATE                          PROPERTIES         BALANCE        POOL BALANCE              NCF DSCR
-----                          ----------         -------        ------------              --------
Illinois                          17          $ 241,516,982          26.41%                  1.47x
California                        34            152,100,783          16.63                   1.40
Michigan                          10             51,426,022           5.62                   1.22
Ohio                               3             42,894,723           4.69                   1.25
Massachusetts                      5             41,482,031           4.54                   1.29
Washington                         7             38,905,919           4.25                   1.25
New York                          10             31,165,163           3.41                   1.31
Other                             98            315,169,439          34.46                   1.29
--------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE          184         $ 914,661,061         100.00%                  1.35X
--------------------------------------------------------------------------------------------------


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15pm
                                  Page 5 of 30

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          Commercial Mortgage Pass-Through Certificates, Series 2000-C3
                           $825,481,000 (Approximate)

                                      AGGREGATE CUT-
                        NUMBER OF        OFF DATE           % OF INITIAL   WTD. AVG.
RANGE OF U/W NCF        MORTGAGE        PRINCIPAL             MORTGAGE      U/W NCF
     DSCR                 LOANS          BALANCE            POOL BALANCE      DSCR
-----------------------------------------------------------------------------------
1.00x to 1.09x              4         $ 13,395,674              1.46%         1.06x
1.10x to 1.19x              9           42,960,948              4.70          1.16
1.20x to 1.24x             38          277,294,558             30.32          1.23
1.25x to 1.29x             49          172,876,198             18.90          1.27
1.30x to 1.39x             38          170,543,779             18.65          1.33
1.40x to 1.49x             17           49,436,546              5.40          1.43
1.50x to 1.59x             11           45,045,636              4.92          1.54
1.60x to 1.69x              5          130,092,445             14.22          1.63
1.70x to 1.99x              4            4,785,603              0.52          1.81
2.00x to 3.99x              5            8,229,673              0.90          2.71
-----------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE  180         $914,661,061            100.00%         1.35X
-----------------------------------------------------------------------------------

                                        AGGREGATE CUT-
                         NUMBER OF         OFF DATE          % OF INITIAL        WTD. AVG.
RANGE OF CUT-OFF DATE     MORTGAGE        PRINCIPAL             MORTGAGE          U/W NCF
      LTV RATIO             LOANS          BALANCE            POOL BALANCE         DSCR
------------------------------------------------------------------------------------------
    0.00% to 49.99%          11         $ 33,693,892              3.68%            1.64x
   50.00% to 54.99%          12          142,974,549             15.63             1.61
   55.00% to 59.99%          10           20,200,672              2.21             1.47
   60.00% to 64.99%          24           96,110,788             10.51             1.41
   65.00% to 69.99%          30          139,290,733             15.23             1.31
   70.00% to 74.99%          65          334,413,819             36.56             1.25
   75.00% to 79.99%          28          147,976,606             16.18             1.23
------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE    180         $914,661,061            100.00%            1.35X
------------------------------------------------------------------------------------------

                                       AGGREGATE CUT-  % OF INITIAL   MAXIMUM CUT-                WTD. AVG.               WTD. AVG.
                           NUMBER OF      OFF DATE       MORTGAGE      OFF DATE       WTD. AVG.    STATED    WTD. AVG.  CUT-OFF DATE
                           MORTGAGED      PRINCIPAL        POOL        PRINCIPAL      MORTGAGE    REMAINING   U/W NCF    LOAN-TO-
PROPERTY TYPES             PROPERTIES      BALANCE        BALANCE       BALANCE         RATE      TERM (MO.)    DSCR    VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Office                        55        $319,768,299       34.96%    $ 35,364,183       8.374%       111        1.29x      68.85%
Office (Shadow Rated
Baa3/BBB-)                     1         119,577,993       13.07      119,577,993       7.890        114        1.63       53.62
Multifamily                   40         103,846,773       11.35       15,988,455       7.941        118        1.33       70.11
Anchored Retail               15          95,272,425       10.42       18,235,848       7.762        109        1.30       71.24
Industrial                    15          56,907,246        6.22       16,000,000       8.274        112        1.34       68.53
Office/Retail                 11          47,667,302        5.21       11,010,038       8.085        120        1.34       65.97
Single Tenant Retail          10          34,843,644        3.81        7,095,636       8.182        123        1.21       73.13
Self Storage                   8          29,518,787        3.23        8,365,375       8.449        112        1.38       68.90
Mobile Home Park               3          27,039,989        2.96       22,714,214       7.938        118        1.20       78.26
Office/Industrial             10          26,478,174        2.89        6,781,144       8.483        115        1.34       69.20
Shadow Anchored Retail         6          21,410,856        2.34        6,247,050       8.206        115        1.28       74.38
Hotel                          3          12,136,926        1.33        9,550,083       8.854        135        1.58       62.97
Unanchored Retail              6          11,849,644        1.30        3,391,218       8.284        113        1.25       69.41
Other                          1           8,343,003        0.91        8,343,003       9.000         76        1.50       47.67
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE     184        $914,661,061      100.00%    $119,577,993       8.169%       113        1.35X      67.40%
------------------------------------------------------------------------------------------------------------------------------------

Note: For purposes of the foregoing table, Office (Shadow Rated Baa3/BBB-) refers to the shadow ratings of Baa3 from Moody's and BBB- from S&P with respect to the pooled mortgage loan secured by the mortgaged real property identified as One Financial Place.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15pm
                                  Page 6 of 30

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                           STRUCTURAL OVERVIEW - CONT.

- Principal will be paid sequentially to Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N and P Certificates (except that if principal balances of all such Classes other than Classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)

- Class X will receive interest payments pro-rata (based on interest entitlements) with interest on the Class A1 and Class A2 Certificates each month

- Each of the Classes (except Class X) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata between Classes A1 and A2)

- The Master Servicer will cover prepayment interest shortfalls, up to the portion of the Master Servicing Fees accrued at 0.02% per annum and any prepayment interest excesses. Net prepayment interest shortfalls (after application of prepayment interest excesses and Servicer coverage from the Master Servicing Fee) will be allocated pro-rata based on interest entitlements with respect to each of the certificate classes

-    All Classes will pay interest on a 30/360 basis

- Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses or realized losses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1 and Class A2 certificates, pro-rata based on certificate balances)

- The pass-through rate with respect to the Class X (IO) is protected from loan modifications and/or waivers which reduce individual Mortgage Rates


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                              PREPAYMENT PROVISIONS


       INITIAL LOAN POOL PREPAYMENT RESTRICTIONS COMPOSITION OVER TIME (1)

                                                                 MONTHS FOLLOWING CUT-OFF DATE
                                  -------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION               0       12         24       36       48       60       72        84         96       108
Remaining Pool Balance (2)        100.00%  99.01%     97.92%   96.75%   95.49%   92.64%    90.90%    87.99%     83.48%   71.71%

Locked/Defeasance                  97.80   97.43      97.46    96.15    93.00    90.64     91.07     92.12      93.31    91.67
Yield Maintenance                   2.20    2.41       2.40     3.71     6.87     9.24      7.92      7.62       6.29     3.58
5% Premium                          0.00    0.15       0.15     0.14     0.13     0.12      0.00      0.00       0.00     0.00
4% Premium                          0.00    0.00       0.00     0.00     0.00     0.00      0.11      0.00       0.00     0.00
3% Premium                          0.00    0.00       0.00     0.00     0.00     0.00      0.00      0.10       0.09     0.00
2% Premium                          0.00    0.00       0.00     0.00     0.00     0.00      0.00      0.00       0.00     0.09
1% Premium                          0.00    0.00       0.00     0.00     0.00     0.00      0.00      0.00       0.00     0.00
Open                                0.00    0.00       0.00     0.00     0.00     0.00      0.89      0.15       0.31     4.65
-------------------------------------------------------------------------------------------------------------------------------
      Total                       100.00% 100.00%    100.00%  100.00%  100.00%  100.00%   100.00%   100.00%    100.00%  100.00%
===============================================================================================================================

(1) All numbers, unless otherwise noted, are as a percentage of the aggregate pool balance at the specified point in time.

(2) Remaining aggregate mortgage loan pool balance as a percentage of the Initial Pool Balance at the specified point in time.

                               PREPAYMENT PREMIUM

                                     AGGREGATE       % OF INITIAL                              WTD. AVG.
                          NUMBER OF  CUT-OFF DATE      MORTGAGE   HIGHEST CUT-OFF   WTD. AVG.   STATED    WTD. AVG. WTD. AVG. CUT-
                           MORTGAGE    PRINCIPAL         POOL      DATE PRINCIPAL   MORTGAGE   REMAINING   U/W NCF  OFF DATE LOAN-
PREPAYMENT PREMIUM           LOANS       BALANCE       BALANCE       BALANCE          RATE     TERM (MO.)   DSCR    TO-VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance            130     $824,108,656      90.10%     $ 119,577,993     8.170%       114        1.34x       68.07%
Lockout/> of YM or 1%          46       70,222,273       7.68          5,679,549     7.974        116        1.42        63.98
> of YM or 1%                   3       18,874,703       2.06          8,343,003     8.869         86        1.30        51.40
Lockout/Declining Fee           1        1,455,429       0.16          1,455,429     7.750        152        1.05        58.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE      180     $914,661,061     100.00%     $ 119,577,993     8.169%       113        1.35X       67.40%
------------------------------------------------------------------------------------------------------------------------------------

                       PREPAYMENT PREMIUM BY MORTGAGE RATE

                                                                                                   BALANCE               % OF POOL
                                                                                                   LOCKOUT   % OF POOL     BALANCE
                                       AGGREGATE   % OF INITIAL           WTD. AVG.   % OF POOL      THEN      BALANCE     LOCKOUT
                          NUMBER OF  CUT-OFF DATE    MORTGAGE    WTD. AVG.  STATED      BALANCE    GREATER OF  GREATER OF    THEN
                          MORTGAGE     PRINCIPAL       POOL      MORTGAGE  REMAINING  LOCKOUT THEN  1% OR YLD. 1% OR YLD. DECLINING
MORTGAGE RATE               LOANS       BALANCE      BALANCE      RATE    TERM (MO.)  DEFEASANCE     MAINT.     MAINT.       FEE
------------------------------------------------------------------------------------------------------------------------------------
6.75% to 7.24%                1      $  1,451,686    0.16%       6.750%      95          0.00%       0.16%      0.00         0.00
7.25% to 7.49%               13        31,700,293    3.47        7.312      121          2.27        1.20       0.00         0.00
7.50% to 7.74%               19        93,868,299   10.26        7.623      113          9.31        0.95       0.00         0.00
7.75% to 7.99%               22       198,447,686   21.70        7.883      116         20.74        0.80       0.00         0.16
8.00% to 8.24%               40       174,293,961   19.06        8.098      114         17.50        1.55       0.00         0.00
8.25% to 8.49%               44       239,220,167   26.15        8.374      115         23.65        2.50       0.00         0.00
8.50% to 8.74%               29        94,381,467   10.32        8.598      117          9.61        0.45       0.26         0.00
8.75% to 8.99%                8        58,531,506    6.40        8.830       97          5.51        0.00       0.89         0.00
9.00% to 9.24%                3        22,163,684    2.42        9.097       92          1.51        0.00       0.91         0.00
9.25% to 9.49%                1           602,312    0.07        9.350       76          0.00        0.07       0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      180      $914,661,061  100.00%       8.169%     113         90.10%       7.68%      2.06%        0.16%
------------------------------------------------------------------------------------------------------------------------------------

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                        ALLOCATION OF PREPAYMENT PREMIUMS


Prepayment premiums will be allocated between the Publicly Offered Certificates then entitled to principal distributions and the Class X Certificates as follows:

- A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Investment Grade Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Publicly Offered Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the mortgage rate of the related Mortgage Loan over the discount rate.

               Prepayment                (Pass-Through Rate - Discount Rate )
            Premium Allocation    =     -------------------------------------
               Percentage                   (Mortgage Rate - Discount Rate)

- The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

- In general, this formula provides for an increase in the percentage of Prepayment Premiums allocated to the Publicly Offered Certificates then entitled to principal distributions relative to the Class X Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise

Allocation of Prepayment Premiums Example

        Discount Rate Fraction Methodology:
            Mortgage Rate                     = 9%
            Bond Class Rate                   = 7%
            Discount Rate                     = 6%

            BOND CLASS ALLOCATION              CLASS X ALLOCATION
            7% - 6%
            --------  = 33 1/3%       Receives excess premiums = 66 2/3% thereof
            9% - 6%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 pm      Page 9 of 30

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

              DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE

                                      AGGREGATE CUT-  % OF INITIAL    MAXIMUM CUT-               WTD. AVG.               WTD. AVG.
                          NUMBER OF     OFF DATE        MORTGAGE       OFF DATE      WTD. AVG.    STATED    WTD. AVG.  CUT-OFF DATE
                          MORTGAGED     PRINCIPAL         POOL         PRINCIPAL     MORTGAGE   REMAINING    U/W NCF      LOAN-TO-
PROPERTY TYPES           PROPERTIES      BALANCE         BALANCE       BALANCE          RATE    TERM (MO.)    DSCR      VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Office                       55      $319,768,299         34.96%      $ 35,364,183     8.374%       111        1.29x       68.85%
Office (Shadow Rated
Baa3/BBB-)                    1       119,577,993         13.07        119,577,993     7.890        114        1.63        53.62
Multifamily                  40       103,846,773         11.35         15,988,455     7.941        118        1.33        70.11
Anchored Retail              15        95,272,425         10.42         18,235,848     7.762        109        1.30        71.24
Industrial                   15        56,907,246          6.22         16,000,000     8.274        112        1.34        68.53
Office/Retail                11        47,667,302          5.21         11,010,038     8.085        120        1.34        65.97
Single Tenant Retail         10        34,843,644          3.81          7,095,636     8.182        123        1.21        73.13
Self Storage                  8        29,518,787          3.23          8,365,375     8.449        112        1.38        68.90
Mobile Home Park              3        27,039,989          2.96         22,714,214     7.938        118        1.20        78.26
Office/Industrial            10        26,478,174          2.89          6,781,144     8.483        115        1.34        69.20
Shadow Anchored Retail        6        21,410,856          2.34          6,247,050     8.206        115        1.28        74.38
Hotel                         3        12,136,926          1.33          9,550,083     8.854        135        1.58        62.97
Unanchored Retail             6        11,849,644          1.30          3,391,218     8.284        113        1.25        69.41
Other                         1         8,343,003          0.91          8,343,003     9.000         76        1.50        47.67
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE    184      $914,661,061        100.00%      $119,577,993     8.169%       113        1.35X       67.40%
-----------------------------------------------------------------------------------------------------------------------------------

Note: For purposes of the foregoing table, Office (Shadow Rated Baa3/BBB-) refers to the shadow ratings of Baa3 from Moody's and BBB- from S&P with respect to the pooled mortgage loan secured by the mortgaged real property identified as One Financial Place.

                             [PIE CHART PLOT POINTS]

Office                   34.96%
Other                     0.91%
Unanchored Retail         1.30%
Hotel                     1.33%
Shadow Anchored Retail    2.34%
Office/Industrial         2.89%
Office (Shadow Rated
Baa3/BBB-)               13.07%
Mobile Home Park          2.96%
Self Storage              3.23%
Single Tenant Retail      3.81%
Multifamily              11.35%
Office/Retail             5.21%
Industrial                6.22%
Anchored Retail          10.42%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in No underwriter makes any this material may be based on assumptions regarding market conditions and other matters as reflected therein.
representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000   3:15 pm
                                  Page 10 of 30

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                                                                                                              WTD. AVG.
                            NUMBER OF    AGGREGATE CUT-OFF   % OF INITIAL     CUMULATIVE %                      STATED
                            MORTGAGED      DATE PRINCIPAL      MORTGAGE     OF INITIAL POOL     WTD. AVG.     REMAINING
STATE                       PROPERTIES        BALANCE        POOL BALANCE       BALANCE       MORTGAGE RATE   TERM (MO.)
------------------------------------------------------------------------------------------------------------------------
Illinois                        17          241,516,982         26.41%          26.41%          7.986%            114
California                      34          152,100,783         16.63%          43.03%          8.278%            112
Michigan                        10           51,426,022          5.62%          48.66%          8.087%            117
Ohio                             3           42,894,723          4.69%          53.35%          8.345%            119
Massachusetts                    5           41,482,031          4.54%          57.88%          8.469%             96
Washington                       7           38,905,919          4.25%          62.14%          7.845%            111
New York                        10           31,165,163          3.41%          65.54%          8.231%            115
Maryland                         6           30,059,584          3.29%          68.83%          8.421%            112
New Hampshire                    5           28,180,874          3.08%          71.91%          7.988%            101
Virginia                         2           24,615,772          2.69%          74.60%          8.073%            118
Florida                          6           23,438,445          2.56%          77.16%          8.200%            113
Minnesota                        8           19,577,170          2.14%          79.30%          8.217%            126
Connecticut                      4           16,048,386          1.75%          81.06%          8.883%            112
District of Columbia             1           15,933,791          1.74%          82.80%          8.380%            112
Arizona                          7           14,395,799          1.57%          84.37%          8.241%            123
North Carolina                   3           14,122,071          1.54%          85.92%          8.349%            129
Texas                            7           13,772,383          1.51%          87.42%          8.050%            115
Nevada                           6           12,554,156          1.37%          88.80%          8.184%            112
Utah                             6           12,367,780          1.35%          90.15%          8.241%            132
Oregon                           3           11,765,257          1.29%          91.44%          8.368%            109
Puerto Rico                      1           11,197,298          1.22%          92.66%          8.540%            103
Colorado                         4            9,829,178          1.07%          93.73%          7.779%            114
New Mexico                       4            9,713,701          1.06%          94.80%          8.493%            129
Oklahoma                         4            8,336,682          0.91%          95.71%          8.215%            116
Tennessee                        3            7,973,778          0.87%          96.58%          8.148%            112
Pennsylvania                     2            6,261,776          0.68%          97.26%          8.348%            114
Delaware                         2            5,439,955          0.59%          97.86%          8.152%            105
Georgia                          1            4,064,239          0.44%          98.30%          8.050%            109
South Dakota                     4            3,970,399          0.43%          98.74%          7.627%            178
New Jersey                       2            3,817,225          0.42%          99.15%          8.052%            112
Alabama                          1            2,181,165          0.24%          99.39%          8.110%            117
Idaho                            1            1,391,114          0.15%          99.55%          8.350%            108
Missouri                         1            1,119,278          0.12%          99.67%          8.200%            119
Rhode Island                     1            1,036,271          0.11%          99.78%          7.900%             99
Montana                          1              831,794          0.09%          99.87%          7.900%             99
North Dakota                     1              665,633          0.07%          99.94%          7.350%             94
Maine                            1              508,483          0.06%         100.00%          7.500%             96
------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE       184         $914,661,061        100.00%                          8.169%            113
------------------------------------------------------------------------------------------------------------------------


                                               WTD. AVG. CUT-
                                WTD. AVG. U/W  OFF DATE LOAN-
STATE                              NCF DSCR    TO-VALUE RATIO
-------------------------------------------------------------
Illinois                            1.47x          60.46%
California                           1.40          64.93%
Michigan                             1.22          75.85%
Ohio                                 1.25          74.63%
Massachusetts                        1.29          69.92%
Washington                           1.25          69.73%
New York                             1.31          71.05%
Maryland                             1.29          67.63%
New Hampshire                        1.26          73.12%
Virginia                             1.24          73.70%
Florida                              1.31          69.34%
Minnesota                            1.34          70.01%
Connecticut                          1.42          64.87%
District of Columbia                 1.33          72.76%
Arizona                              1.37          68.86%
North Carolina                       1.27          71.49%
Texas                                1.23          67.25%
Nevada                               1.29          74.41%
Utah                                 1.27          73.39%
Oregon                               1.21          74.94%
Puerto Rico                          1.26          67.58%
Colorado                             1.16          69.55%
New Mexico                           1.38          71.21%
Oklahoma                             1.27          72.40%
Tennessee                            1.29          75.29%
Pennsylvania                         1.25          72.40%
Delaware                             1.23          60.15%
Georgia                              1.31          75.26%
South Dakota                         1.30          71.39%
New Jersey                           1.34          66.21%
Alabama                              1.24          77.07%
Idaho                                1.30          71.34%
Missouri                             1.28          69.95%
Rhode Island                         1.39          53.42%
Montana                              1.45          63.25%
North Dakota                         1.50          63.39%
Maine                                1.36          63.56%
-------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE            1.35X          67.40%
-------------------------------------------------------------







All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only.INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE



                                 [MAP GRAPHIC]


* Does not include 1 property in Puerto Rico representing 1.22% of the Initial Mortgage Pool Balance.
















All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only.INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                     PRELIMINARY - SUBJECT TO CHANGE

               STRUCTURAL AND COLLATERAL TERM SHEET

DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE BALANCE



                                              AGGREGATE CUT-
                                 NUMBER OF      OFF DATE       % OF INITIAL     CUMULATIVE %
                                  MORTGAGE      PRINCIPAL      MORTGAGE POOL  OF INITIAL POOL    WTD. AVG.
RANGE OF CUT-OFF DATE BALANCES     LOANS         BALANCE        BALANCE           BALANCE      MORTGAGE RATE
------------------------------------------------------------------------------------------------------------
 $          0 to $     999,999       23       $  17,070,457        1.87%            1.87%          7.953%
 $  1,000,000 to $   2,499,999       59          98,335,194       10.75            12.62           8.220
 $  2,500,000 to $   4,999,999       48         169,436,494       18.52            31.14           8.204
 $  5,000,000 to $   7,499,999       24         142,117,998       15.54            46.68           8.210
 $  7,500,000 to $   9,999,999        7          60,042,882        6.56            53.24           8.621
 $ 10,000,000 to $  14,999,999        6          70,527,861        7.71            60.95           8.386
 $ 15,000,000 to $  24,999,999       11         202,187,997       22.11            83.06           8.022
 $ 25,000,000 to $  49,999,999        1          35,364,183        3.87            86.93           8.380
 $ 50,000,000 to $ 119,999,999        1         119,577,993       13.07           100.00           7.890
------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE            180       $ 914,661,061      100.00%                           8.169%
------------------------------------------------------------------------------------------------------------


                                      WTD. AVG.
                                        STATED                     WTD. AVG. CUT-
                                      REMAINING    WTD. AVG. U/W   OFF DATE LOAN-
RANGE OF CUT-OFF DATE BALANCES        TERM (MO.)      NCF DSCR     TO-VALUE RATIO
---------------------------------------------------------------------------------
 $          0 to $     999,999            120          1.39x           62.79%
 $  1,000,000 to $   2,499,999            121          1.39            67.07
 $  2,500,000 to $   4,999,999            113          1.31            69.92
 $  5,000,000 to $   7,499,999            114          1.31            69.41
 $  7,500,000 to $   9,999,999            106          1.38            62.90
 $ 10,000,000 to $  14,999,999            102          1.30            68.56
 $ 15,000,000 to $  24,999,999            114          1.25            72.36
 $ 25,000,000 to $  49,999,999            118          1.24            73.98
 $ 50,000,000 to $ 119,999,999            114          1.63            53.62
---------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                  113          1.35x           67.40%
---------------------------------------------------------------------------------



                                  [BAR CHART]

 RANGE OF CUT-OFF         % OF INITIAL
  DATE PRINCIPAL         MORTGAGE POOL
  BALANCES ($MM)             BALANCE


0.00 - 0.99                    1.87%
1.00 - 2.49                   10.75%
2.50 - 4.99                   18.52%
5.00 - 7.49                   15.54%
7.50 - 9.99                    6.56%
10.00 - 14.99                  7.71%
15.00 - 24.99                 22.11%
25.00 - 49.99                  3.87%
50.00 - 119.99                13.07%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

       DISTRIBUTION OF MORTGAGE LOANS BY UNDERWRITTEN NET CASH FLOW DSCR

                                           AGGREGATE CUT-
                              NUMBER OF       OFF DATE      % OF INITIAL      CUMULATIVE %
                              MORTGAGE        PRINCIPAL     MORTGAGE POOL   OF INITIAL POOL     WTD. AVG.
RANGE OF U/W NCF DSCR          LOANS           BALANCE         BALANCE          BALANCE       MORTGAGE RATE
-----------------------------------------------------------------------------------------------------------
   1.00x to 1.09x                 4        $  13,395,674        1.46%             1.46%           7.897%
   1.10x to 1.19x                 9           42,960,948        4.70              6.16            8.361
   1.20x to 1.24x                38          277,294,558       30.32             36.48            8.165
   1.25x to 1.29x                49          172,876,198       18.90             55.38            8.287
   1.30x to 1.39x                38          170,543,779       18.65             74.02            8.275
   1.40x to 1.49x                17           49,436,546        5.40             79.43            8.142
   1.50x to 1.59x                11           45,045,636        4.92             84.35            8.225
   1.60x to 1.69x                 5          130,092,445       14.22             98.58            7.891
   1.70x to 1.99x                 4            4,785,603        0.52             99.10            7.173
   2.00x to 3.99x                 5            8,229,673        0.90            100.00            7.915
-----------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        180        $ 914,661,061      100.00%                             8.169%
-----------------------------------------------------------------------------------------------------------


                                WTD. AVG. STATED                     WTD. AVG. CUT-
                                 REMAINING TERM    WTD. AVG. U/W     OFF DATE LOAN-
RANGE OF U/W NCF DSCR                 (MO.)             NCF DSCR     TO-VALUE RATIO
-----------------------------------------------------------------------------------
   1.00x to 1.09x                      122               1.06x            71.05%
   1.10x to 1.19x                      117               1.16             69.43
   1.20x to 1.24x                      116               1.23             73.65
   1.25x to 1.29x                      112               1.27             71.42
   1.30x to 1.39x                      109               1.33             66.94
   1.40x to 1.49x                      113               1.43             67.11
   1.50x to 1.59x                      111               1.54             59.13
   1.60x to 1.69x                      114               1.63             53.46
   1.70x to 1.99x                      125               1.81             54.62
   2.00x to 3.99x                      130               2.71             39.93
-----------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE               113               1.35X            67.40%
-----------------------------------------------------------------------------------



                                  [BAR CHART]

                    % OF INITIAL
RANGE OF U/W        MORTGAGE POOL
 NCF DSCR              BALANCE


1.00 - 1.09x             1.46%
1.10 - 1.19x             4.70%
1.20 - 1.24x            30.32%
1.25 - 1.29x            18.90%
1.30 - 1.39x            18.65%
1.40 - 1.49x             5.40%
1.50 - 1.59x             4.92%
1.60 - 1.69x            14.22%
1.70 - 1.99x             0.52%
2.00 - 3.99x             0.90%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

       DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE LOAN TO VALUE RATIO

                                          AGGREGATE CUT-     % OF INITIAL
                             NUMBER OF      OFF DATE           MORTGAGE     CUMULATIVE    WTD. AVG.
RANGE OF CUT-OFF DATE LTV     MORTGAGE      PRINCIPAL            POOL      % OF INITIAL   MORTGAGE
          RATIO                LOANS         BALANCE           BALANCE     POOL BALANCE     RATE
---------------------------------------------------------------------------------------------------
     0.00% to 49.99%            11        $  33,693,892          3.68%         3.68%        8.455%
    50.00% to 54.99%            12          142,974,549         15.63         19.32         7.890
    55.00% to 59.99%            10           20,200,672          2.21         21.52         8.018
    60.00% to 64.99%            24           96,110,788         10.51         32.03         8.186
    65.00% to 69.99%            30          139,290,733         15.23         47.26         8.284
    70.00% to 74.99%            65          334,413,819         36.56         83.82         8.310
    75.00% to 79.99%            28          147,976,606         16.18        100.00         7.956
---------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE       180        $ 914,661,061        100.00%                      8.169%
---------------------------------------------------------------------------------------------------


                                WTD. AVG.
                                  STATED      WTD. AVG.  WTD. AVG. CUT-
RANGE OF CUT-OFF DATE LTV       REMAINING     U/W NCF    OFF DATE LOAN-
          RATIO                 TERM (MO.)      DSCR     TO-VALUE RATIO
-----------------------------------------------------------------------
     0.00% to 49.99%                104         1.64x       44.41%
    50.00% to 54.99%                114         1.61        53.55
    55.00% to 59.99%                129         1.47        58.25
    60.00% to 64.99%                116         1.41        63.13
    65.00% to 69.99%                106         1.31        67.98
    70.00% to 74.99%                116         1.25        72.64
    75.00% to 79.99%                112         1.23        77.65
-----------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE            113         1.35x       67.40%
-----------------------------------------------------------------------



                                  [BAR CHART]

                    % OF INITIAL
                    MORTGAGE POOL
                       BALANCE
RANGE OF CUT-OFF
   DATE LTV RATIO
 0.00 - 49.99           3.68%
50.00 - 54.99          15.63%
55.00 - 59.99           2.21%
60.00 - 64.99          10.51%
65.00 - 69.99          15.23%
70.00 - 74.99          36.56%
75.00 - 79.99          16.18%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 pm

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

   DISTRIBUTION OF MORTGAGE LOANS BY REMAINING TERM TO SCHEDULED MATURITY/ARD



                                NUMBER OF      AGGREGATE CUT-    % OF INITIAL   CUMULATIVE % OF    WTD. AVG.
RANGE OF REMAINING TERM TO      MORTGAGE    OFF DATE PRINCIPAL     MORTGAGE     INITIAL MORTGAGE   MORTGAGE
     MATURITY (MOS.)              LOANS           BALANCE        POOL BALANCE     POOL BALANCE        RATE
-------------------------------------------------------------------------------------------------------------
        0 to 83                      5        $  29,252,248           3.20%            3.20%         8.922%
       84 to 107                    44          135,884,226          14.86            18.05          7.990
      108 to 119                   108          661,050,043          72.27            90.33          8.189
      120 to 143                     9           71,314,279           7.80            98.12          8.055
      144 to 179                     4            5,440,058           0.59            98.72          8.173
      180 to 215                     2            2,408,798           0.26            98.98          7.917
      216 to 239                     8            9,311,408           1.02           100.00          7.900
-------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           180        $ 914,661,061         100.00%                          8.169%
-------------------------------------------------------------------------------------------------------------


                                  WTD. AVG.
                                   STATED      WTD. AVG.  WTD. AVG. CUT-
RANGE OF REMAINING TERM TO        REMAINING     U/W NCF   OFF DATE LOAN-
     MATURITY (MOS.)              TERM (MO.)      DSCR    TO-VALUE RATIO
------------------------------------------------------------------------
        0 to 83                       64          1.35x        61.40%
       84 to 107                     102          1.33         67.96
      108 to 119                     115          1.35         67.61
      120 to 143                     121          1.32         68.59
      144 to 179                     165          1.35         52.69
      180 to 215                     201          1.57         59.82
      216 to 239                     223          1.43         64.86
------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE             113          1.35x        67.40%
------------------------------------------------------------------------



                                  [BAR CHART]

                         % OF INITIAL
                         MORTGAGE POOL
                            BALANCE
RANGE OF REMAINING
   TERMS TO SCHEDULED
   MATURITY (MONTHS)
  0 -  83                      3.20%
 84 - 107                     14.86%
108 - 119                     72.27%
120 - 143                      7.80%
144 - 179                      0.59%
180 - 215                      0.26%
216 - 239                      1.02%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 pm

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                  TOP TEN LOANS



                                                                               AGGREGATE CUT-  % OF INITIAL
    TEN LARGEST LOANS:                                                            OFF DATE        MORTGAGE
                                                LOAN                             PRINCIPAL         POOL       MORTGAGE
    PROPERTY NAME(S)                          ORIGINATOR     PROPERTY TYPE        BALANCE         BALANCE       RATE
    -------------------------------------------------------------------------------------------------------------------
1)  One Financial Place                          SBRC        Office            $ 119,577,993       13.07%      7.890%
2)  Medical Mutual of Ohio                       LBNA        Office               35,364,183        3.87        8.380
3)  Jorie Plaza                                  LBNA        Office               22,800,000        2.49        8.330
4)  Westland Meadows                             GCFP        Mobile Home Park     22,714,214        2.48        7.830
5)  Stonegate One                                GCFP        Office               20,985,981        2.29        8.025
6)  149 New Montgomery Street                    SBRC        Office               18,809,602        2.06        8.880
7)  Friedman Portfolio (Crossed Loan Group)      LBNA                             18,500,000        2.02        7.549
    101 West Grand                                           Office/Retail        10,000,000        1.09        7.590
    57 W. Grand                                              Office                6,000,000        0.66        7.550
    40 West Hubbard                                          Office/Retail         2,500,000        0.27        7.380
8)  South Loop Market Place                      LBNA        Anchored Retail      18,235,848        1.99        7.280
9)  Granite State Marketplace                    GCFP        Anchored Retail      18,205,497        1.99        7.735
10) Pacific Plaza                                GCFP        Office               16,426,642        1.80        8.400
    -------------------------------------------------------------------------------------------------------------------
    TOTAL / WEIGHTED AVERAGE                                                   $ 311,619,961       34.07%      8.004%
    -------------------------------------------------------------------------------------------------------------------


                                                                          CUT-OFF
    TEN LARGEST LOANS:                            STATED                 DATE LOAN-
                                                REMAINING     U/W NCF     TO-VALUE
    PROPERTY NAME(S)                            TERM (MO.)     DSCR        RATIO
    -------------------------------------------------------------------------------
1)  One Financial Place                            114         1.63x       53.62%
2)  Medical Mutual of Ohio                         118         1.24        73.98
3)  Jorie Plaza                                    120         1.20        70.15
4)  Westland Meadows                               119         1.20        78.32
5)  Stonegate One                                  119         1.23        73.89
6)  149 New Montgomery Street                      110         1.23        70.61
7)  Friedman Portfolio (Crossed Loan Group)        120         1.58        63.39
    101 West Grand                                 120         1.58        63.39
    57 W. Grand                                    120         1.58        63.39
    40 West Hubbard                                120         1.58        63.39
8)  South Loop Market Place                        119         1.24        79.81
9)  Granite State Marketplace                       93          1.23        75.86
10) Pacific Plaza                                  116         1.25        69.02
    -------------------------------------------------------------------------------
    TOTAL / WEIGHTED AVERAGE                       115         1.40X       65.56%
    -------------------------------------------------------------------------------



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                      SBRC #6605225 - One Financial Place






                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                      $119,577,993
% OF INITIAL MORTGAGE POOL BALANCE:        13.07%
NOTE DATE:                                 5/2/00
ANTICIPATED REPAYMENT DATE:                6/1/10
MATURITY DATE:                             6/1/30
MORTGAGE RATE:                             7.89%
ARD RATE:                                  9.89%
AMORTIZATION TERM:                         360
LOCK BOX:                                  Hard Lock Box in lender's name
MEZZANINE DEBT:                            Not permitted

BORROWER/SPONSOR:

One Financial Place, LP is a special purpose entity with an independent director and non-consolidation opinion. The borrowing entity is composed of Travelers Insurance Company with a 10% interest and Geno One Financial Place L.P., a Delaware limited partnership with the remaining 90% interest. Geno One Financial Place L.P., consists of GZB-Bank, Stuttgart, SGZ-Bank AG, Frankfurt, and WGZ-Bank, Duesseldorf each having a 33 1/3% ownership interest. The German banks intend to syndicate their respective interests to German investors.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 30 payments of its term: subject to defeasance for the next 87 payments and open to prepayment without penalty for the last 3 payments.


                                  MAJOR TENANTS

                 BASE
                 RENT                     % OF TOTAL       LEASE
                 PSF           NRSF           NRSF       EXPIRATION
Chicago
Stock           $23.48       166,373(1)       16.4%        4/30/05
Exchange
                $20.00         4,996          0.50%        8/30/00
                $25.92        40,872          4.00%        4/30/15
                ---------------------------------------------------
Total           $23.87       212,741         20.86%

First
Options         $19.73        96,474(2)       9.46%        2/28/03
                $18.10         4,220          0.40%        4/30/05
                ---------------------------------------------------
Total           $19.66       100,694          9.86%

 Options
 Clearing       $25.27        64,459           6.3%        1/31/02
 Corp

Morgan
Stanley         $24.10        51,634           5.1%        12/31/02

ABN
AMRO            $22.85        51,100           5.0%        1/31/04


Notes:

1. The Chicago Stock Exchange has sub-leased 100,673 SF to Depository Trust Company.

2. First Options of Chicago has sub-leased an additional 84,639 SF from Depository Trust Company effectively making it the largest tenant in the building with 181,818 SF.

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $244,638 ($0.24 psf) deposited at closing and $244,638 ($0.24 psf) escrowed annually on each May 1, for the life of the loan.

Tenant improvements and leasing commissions: Initial deposit of $2,005,362 ($1.97 psf); with a continuing escrow deposit of $2,005,362 ($1.97 psf) on each May 1, for the life of the loan.

Borrower has right to deliver an LOC in lieu of above escrows. If the loan is not repaid before ARD, TI/LC will convert to a monthly escrow for the remaining term of loan.






All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                      SBRC #6605225 - One Financial Place


                              PROPERTY INFORMATION

PROPERTY TYPE:                         Office
LOCATION:                              Chicago, IL
YEAR BUILT/RENOVATED:                  1984 / NAP
PROPERTY SIZE:                         1,019,325 SF
CUT-OFF DATE BALANCE
PER SF:                                $117.31
GENERAL CHARACTERISTICS:

The property is a 1,019,325 SF, Class A CBD office building located at 440 South LaSalle Street, Chicago, Illinois. The 39-story property has an adjacent five-story "annex" building which houses the trading floor of the Chicago Stock Exchange. The property is interconnected to the Chicago Board of Options Exchange, which in turn is interconnected to the Chicago Board of Trade, making it the largest financial and trading center in the world. The building was constructed in 1984 and has attractive amenities including a private fitness center, 22-room hotel, a five star restaurant on the penthouse floor and a 290-car parking garage.

The site has excellent access to Congress Parkway, which provides immediate access to the I-90/94 and I-290 expressways. The subject building has direct access to the CTA elevated line, the O'Hare/Congress/Douglas subway line and CTA bus stops. The south end of the building contains the LaSalle Street Station of the Metro Line train.

Chicago CBD has 125 million square feet of office space with a vacancy rate of 5.5%. Subject is located in the Central Loop sub-market, which has 34.5 million square feet of office space and a vacancy rate of 3.1%.

PROPERTY MANAGER:                      Jones Lang LaSalle,
                                       subcontractor to 440 South
                                       LaSalle LLC.
OCCUPANCY (AS OF DATE):                95% (3/13/00)
U/W NOI                                $19,651,616
U/W NET CASH FLOW:                     $17,029,161
U/W NET CASH FLOW DSCR:                1.63x
APPRAISED VALUE ($ PSF):               $223,000,000 ($219 psf)
APPRAISAL DATE:                        3/1/00
CUT-OFF DATE LTV RATIO:                53.62%
MATURITY DATE/ARD LTV
RATIO:                                 47.99%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000, 3:15 PM
                                  Page 19 of 30

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                        LBNA #1 - Medical Mutual of Ohio


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                  $ 35,364,183
% OF INITIAL MORTGAGE
POOL BALANCE::                         3.87%
NOTE DATE:                             09/29/00
MATURITY DATE:                         10/1/00
MORTGAGE RATE:                         8.38%
AMORTIZATION TERM:                     360
BORROWER/ SPONSOR:
MMCO, LLC is a special purpose entity. MMCO Holding LLC is the managing member and BFG (Bentley Forbes Group) Holdings 2000 II is the 100% member of MMCO Holding, LLC. BFG Holdings 2000 II is comprised of 60% GFW Trust, 15% C. Frederick Wehba and 10% Chad Wehba, with the remaining percentages owned by various Wehba family members.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 82 payments and open to prepayment without penalty for the last 3 payments.

                                 MAJOR TENANTS

                 BASE
                 RENT                   % OF TOTAL         LEASE
                 PSF         NRSF          NRSF          EXPIRATION
                ------     -------      ----------       ----------
Medical
Mutual
of Ohio         $13.21     381,176         100%           9/30/20

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: A $286,000 ($0.75 psf) surety bond is held for the life of the loan in lieu of monthly collections.

Tenant improvements and leasing commissions: A $3,800,000 ($9.97 psf) surety bond is held for the life of the loan in lieu of monthly collections.

                              PROPERTY INFORMATION

PROPERTY TYPE:                         Office
LOCATION:                              Cleveland, OH
YEAR BUILT/RENOVATED:                  1900 / 1999
PROPERTY SIZE:                         381,176 SF
CUT-OFF DATE BALANCE
PER SF:                                $92.78
GENERAL CHARACTERISTICS:

The property is a vintage, 10 story, 381,176 SF office building located in downtown Cleveland, Ohio. The property was built in 1900 with a full interior renovation ($21mm) completed in 1995 and an exterior renovation ($3.5mm) in 1999. Medical Mutual of Ohio has occupied the building since the 1950's and is currently renting the entire building on a 20 year absolute net lease. It is the oldest and largest health care insurer in Ohio with a 15% market share. Standard & Poor's has rated Medical Mutual BB with a stable outlook.

PROPERTY MANAGER:                      Owner Managed
OCCUPANCY (AS OF DATE):                100% (9/30/00)
U/W NOI:                               $4,523,389
U/W NET CASH FLOW:                     $4,019,905
U/W NET CASH FLOW DSCR:                1.24x
APPRAISED VALUE ($ PSF):               $47,800,000 ($125.40 psf)
APPRAISAL DATE:                        8/1/00
CUT-OFF DATE LTV RATIO:                73.98%
MATURITY DATE/ARD LTV
RATIO:                                 66.81%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM
                                  Page 20 of 30

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                             LBNA #34 - Jorie Plaza

                                LOAN INFORMATION


CUT-OFF DATE BALANCE:                     $22,800,000
% OF INITIAL MORTGAGE
POOL BALANCE:                             2.49%
NOTE DATE:                                11/22/00
MATURITY DATE:                            12/1/10
MORTGAGE RATE:                            8.33%
AMORTIZATION TERM:                        360
BORROWER/ SPONSOR:
The borrower, 800 Jorie Plaza LLC is a special purpose entity with an independent director. It is 100% owned by Prime Group Realty Trust (PGRT). PGRT is a NYSE listed REIT and is the largest owner of office and industrial properties in metropolitan Chicago. Their portfolio consists of 27 office properties totaling 8.8 million net rentable square feet, 31 industrial properties totaling 3.8 million net rentable square feet and 206.3 acres of developable land. PGRT has a stated net worth in excess of $545mm as of June 30, 2000.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 82 payments and open to prepayment without penalty for the last 3 payments.

                                 MAJOR TENANTS

                      BASE
                      RENT                       % OF TOTAL            LEASE
                      PSF           NRSF            NRSF             EXPIRATION
                      ------       ------        ----------          ----------
Ameritech
Information           $17.86       69,455           36%               8/31/07
System
Nextlink              $15.85       55,061           29%               4/21/08

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $38,333 ($0.20 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: $256,631 ($1.34 psf) escrowed monthly for the life of the loan.

                              PROPERTY INFORMATION

PROPERTY TYPE:                            Office
LOCATION:                                 Oak Brook, IL
YEAR BUILT/RENOVATED:                     1961 / 1999
PROPERTY SIZE:                            191,666 SF
CUT-OFF DATE BALANCE
PER SF:                                   $118.96
GENERAL CHARACTERISTICS:
The property consists of two adjacent, Class A- office buildings located on Jorie Boulevard near in Oak Brook, IL , a first tier Chicago suburb. The property is located near the core of the retail and business activity centered around the Oak Brook Center regional mall. Additionally it has excellent access to all of the major interstate highways connecting it to Chicago's CBD and the airports. The two buildings consist of 191,666 SF of net rentable area. The property has a strong mix of national and regional tenants and is anchored by Ameritech and Nextlink

PROPERTY MANAGER:                         Prime Group Realty , L.P.,
                                          borrower related.
OCCUPANCY (AS OF DATE):                   100% (11/7/00)
U/W NOI:                                  $2,787,822
U/W NET CASH FLOW:                        $2,492,858
U/W NET CASH FLOW DSCR:                   1.20x
APPRAISED VALUE ($ PSF):                  $32,500,000 ($170 psf)
APPRAISAL DATE:                           11/1/00
CUT-OFF DATE LTV RATIO:                   70.15%
MATURITY DATE/ARD LTV
RATIO:                                    63.21%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only.INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 pm

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                      GCFP #03-0812051 - Westland Meadows


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                     $22,714,214
% OF INITIAL MORTGAGE                     2.48%
POOL BALANCE::
ORIGINATION DATE:                         10/12/00
MATURITY DATE:                            11/1/00
MORTGAGE RATE:                            7.83%
AMORTIZATION TERM:                        360
BORROWER/ SPONSOR:
Westland Meadows, L.L.C, is a special purpose entity with an independent director and a non-consolidation opinion. JMB Westland Meadows, Inc. is the 1% managing member. The remaining 99% of the entity is owned by Westland Park Associates (50%), S&R Properties (12.5%), Cobra Investments (12.5%), Mary Lou Romano, Trustee (12.5%) and various other investors (none of whom owns more than 5% of the borrower). JMB Westland Meadows, Inc. is owned 100% by Joseph Boyle. Joseph Boyle also owns 2.50% of Westland Meadows LLC and 33.33% of Westland Park Associates.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 25 payments of its term; subject to defeasance for the next 91 payments and open to prepayment without penalty for the last 4 payments.

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $38,600 ($49.87 per pad) escrowed monthly for the life of the loan.

                              PROPERTY INFORMATION


PROPERTY TYPE:                            Mobile Home Park
LOCATION:                                 Westland, MI
YEAR BUILT/RENOVATED:                     1985 / NAP
PROPERTY SIZE:                            774 Pads
CUT-OFF DATE BALANCE
PER UNIT:                                 $29,346.53
GENERAL CHARACTERISTICS:
The property is a 774-pad mobile home community on 117.72 acres (6.57 pads per acre) located in Westland, Michigan, a suburb of Detroit. The park was developed in 1985 and expanded in 1988 and 1989 by the borrower. Over the past five years, the subject has maintained occupancy levels above 99%. Amenities at the property include a community center, pool, playground, and cable television.

PROPERTY MANAGER:                         Midway Corporation
OCCUPANCY (AS OF DATE):                   99% (8/23/99)
U/W NOI:                                  $2,401,899
U/W NET CASH FLOW:                        $2,363,299
U/W NET CASH FLOW DSCR:                   1.20x
APPRAISED VALUE ($ PAD):                  $29,000,000.00 ($37,468/pad)
APPRAISAL DATE:                           8/29/00
CUT-OFF DATE LTV RATIO:                   78.32%
MATURITY DATE/ARD LTV
RATIO:                                    69.78%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only.INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 pm

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                        GCFP #03-0810413 - Stonegate One


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                     $20,985,981
% OF INITIAL MORTGAGE                     2.29%
POOL BALANCE:
ORIGINATION DATE:                         10/11/00
MATURITY DATE:                            11/1/10
MORTGAGE RATE:                            8.025%
AMORTIZATION TERM:                        360
BORROWER/ SPONSOR:
Wellington Place Associates LLC, special purpose entity, with a non-consolidation opinion. Spaulding & Slye Real Estate Services Company, Inc. (S&SRESCI), owns 0.95% of the Borrower. The remaining 63 members are individuals and officers of the Borrower. The largest individual member has a 9.3417% interest. The Borrower is managed by a special purpose manager, Wellington Place Manager, Inc. (Manager), a Virginia Corporation, which is also an SPE, and holds no economic interest in the Borrower. James B. Karman and William N. Whelan are the President and CEO of the Manager, respectively. Each owns 50% of the stock.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 25 payments of its term; subject to defeasance for the next 91 payments and open to prepayment without penalty for the last 4 payments.

                                 MAJOR TENANTS

                            BASE                    % OF
                            RENT                    TOTAL        LEASE
                            PSF          NRSF       NRSF       EXPIRATION
                           ------       -------     -----      ----------
Lockheed Martin
Corporation                $23.00       142,477     100%        12/31/07


                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $5,343 ($0.04 psf) deposited at closing and $21,372 ($0.15 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions will be collected starting January 1, 2002. Annual contributions to the TI & LC escrow will be equal to the contractual increase in base rent payments over the Year 1 base rent. The escrow account balance is capped at $2,000,000 ($14.04 psf).

PROPERTY TYPE:                            Office        [PROPERTY INFORMATION]

LOCATION:                                 Chantilly, VA
YEAR BUILT/ RENOVATED:                    2000/NAP
PROPERTY SIZE:                            142,477 SF
CUT-OFF DATE BALANCE
PER SF:                                   $147.29
GENERAL CHARACTERISTICS:
The property consists of a 6-story, Class A office building, completed in September 2000, by the borrowing entity. The property is 100% occupied by Lockheed Martin (LM) on a 7-year lease (expires 12/31/07).


LM was formed in March, 1995 with the merger of Lockheed Corporation and Martin Marietta Corporation. LM is listed on the New York Stock Exchange (LMT), and is ranked 41st on the 1999 Fortune 500 list of largest industrial corporations. As of year-end 1999, it employed 149,000 employees in the United States and overseas in 939 facilities located in 457 cities and 45 states throughout the US and in 56 nations and territories internationally. Sales for 1999 were $25.5 billion, and 1999 net earnings were $382 million. The company is headquartered in Bethesda, MD. LM is one of the world's largest diversified technology companies. Its business areas include aeronautics, space, systems integration, and technology services. It has government and commercial customers worldwide. In 1999, 53% of its sales were to the U.S. Department of Defense; 19% to NASA & other government agencies; 6% to domestic commercial customers; and 22% international.

PROPERTY MANAGER:                         Spaulding & Slye Services, L.P.
OCCUPANCY (AS OF DATE):                    100% (9/15/00)
U/W NOI:                                   $2,486,233
U/W NET CASH FLOW:                         $2,286,128
U/W NET CASH FLOW DSCR:                    1.23x
APPRAISED VALUE ($ PSF):                   $28,400,000 ($199 psf)
APPRAISAL DATE:                            1/1/01
CUT-OFF DATE LTV RATIO:                    73.89%
MATURITY DATE/ARD LTV
RATIO:                                     66.14%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000  3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                       SBRC #6603559 - 149 New Montgomery


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                     $18,809,602
% OF INITIAL MORTGAGE
POOL BALANCE:                             2.06%
NOTE DATE:                                1/14/00
MATURITY DATE:                            2/1/10
MORTGAGE RATE:                            8.88%
AMORTIZATION TERM:                        360
BORROWER/ SPONSOR:
149 New Montgomery LLC, is a special purpose, entity with an independent director and non-consolidation opinion. The key principals are Harold A. Parker (40%), Jonathan Parker (25%) and Thomas Monahan (30%). The three key principals have a total net worth in excess of $75MM.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 34 payments of its term; subject to defeasance for the next 84 payments and open to prepayment without penalty for the last 2 payments.

                                 MAJOR TENANTS

                          BASE                  % OF
                          RENT                  TOTAL       LEASE
                          PSF         NRSF      NRSF      EXPIRATION
                         ------      ------     -----     ----------
E-Greetings Network      $34.83      76,687      96%        8/31/09

Utrecht Manufacturing
Corporation              $40.00       3,063       4%       10/31/04

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $15,950/year ($0.20 psf) escrowed monthly for the life of the loan.

TI and LC reserves: $9,969 ($0.13 psf) deposited at closing and $119,624/year ($1.50 psf) escrowed monthly for the life of the loan.

E-Greetings is required to post a letter of credit in the amount of 2,000,000 to be held and administered by lender if E-Greetings net worth falls below 25,000,000.

Twelve months prior to E-Greetings lease expiration if tenant has not exercised its option to renew, a full cash sweep will be implemented.

                              PROPERTY INFORMATION

PROPERTY TYPE:                            Office
LOCATION:                                 San Francisco, CA
YEAR BUILT/RENOVATED:                     1907 / 1999
PROPERTY SIZE:                            79,750 SF
CUT-OFF DATE BALANCE
PER SF:                                   $235.86
GENERAL CHARACTERISTICS:

The property is a 79,750 SF, Class A office building in San Francisco, California. The 100% occupied property was built in 1907, and underwent a complete gut renovation in 1999. E-Greetings occupies 96% of the building. As of September 30, 2000, E-Greetings had a reported book equity of $87MM .

E-greetings Network, Inc. is Nasdaq-listed company under the symbol EGRT. Significant investors include American Greetings, NBC-GE, Vulcan Ventures - Microsoft co-founder Paul Allen, Altos Partners, new Enterprise Associates, Entities Affiliated with Weiss, Peck & Greer Venture Partners.

According to the CB Richard Ellis Third Quarter 2000, San Francisco Market Report, rents are ranging from $66 to $77 with a 2% vacancy rate. Rents at the subject property are significantly below market.

PROPERTY MANAGER:                         149 New Montgomery
                                          Managers owned and operated
                                          by the borrower.
OCCUPANCY (AS OF DATE):                   100% (6/30/00)
U/W NOI:                                  $2,361,860
U/W NET CASH FLOW:                        $2,226,287
U/W NET CASH FLOW DSCR:                   1.23x
APPRAISED VALUE ($ PSF):                  $26,640,000 ($334 psf)
APPRAISAL DATE:                           4/16/00
CUT-OFF DATE LTV RATIO:                   70.61%
MATURITY DATE/ARD LTV
RATIO:                                    64.72%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000  3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 LBNA - Friedman Portfolio (Crossed Loan Group)
                  #8 - 101 W. Grand Ave. #14 - 57 W. Grand Ave.
                             #28 - 40 W. Hubbard St.


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                  $18,500,000(1)
% OF INITIAL MORTGAGE
POOL BALANCE:                          2.02%
NOTE DATE:                             11/15/00
MATURITY DATE:                         12/1/10
MORTGAGE RATE:                         7.55% (7.59%, 7.55%, 7.38%, respectively)
AMORTIZATION TERM:                     360
BORROWER/ SPONSOR:

101 W. Grand LLC, 57 W. Grand LLC and 40 W. Hubbard LLC are the borrowers for the loans on the respective properties. Each is a special purpose entity and all are managed by Friedman Properties Ltd., a related entity.

The borrowers are controlled by Albert Friedman, who has been involved in the construction, renovation and property management in the Chicago area for over 20 years. Mr. Friedman is an attorney and a licensed real estate broker and has successfully rehabilitated more than 1.0 million square feet of commercial and residential property.

CALL PROTECTION AT ORIGINATION:

Each of the loans is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 82 payments and open to prepayment without penalty for the last 3 payments.

                                  MAJOR TENANTS

                              BASE               % OF
                              RENT               TOTAL         LEASE
                              PSF       NRSF     NRSF        EXPIRATION
                            ------     ------    -----       ----------
Brinker International       $29.14     24,886     34%         03/31/11
Williams Labadie, LLC       $19.29     19,685     24%         09/30/05
Prime Steak Chicago, Inc.   $24.12      7,500     59%          8/31/02

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly for each property.

Replacement reserves: 101 W. Grand: $10,932 year ($0.15 psf); 57 W. Grand:
$12,528 ($0.15 psf); 40 W. Hubbard: $2,052 ($0.16 psf); escrowed monthly for the lives of each loan.

Tenant improvements and leasing commissions: 101 W. Grand: $80,064 year ($1.10 psf); 57 W. Grand: $91,812 ($1.10 psf); 40 W. Hubbard: $14,100 ($1.10 psf)
escrowed monthly.

1. Cross-collateralized mortgage loan group aggregate cut-off date balance. Individual loan balances are $10,000,000, $6,000,000 and $2,500,000, respectively.

                              PROPERTY INFORMATION

PROPERTY TYPE:                         Office/Retail
LOCATION:                              Chicago, IL
YEAR BUILT/RENOVATED:                  1872/1998, 1912/1991,
                                       1950/1991 respectively
PROPERTY SIZE:                         72,865, 83,469, 12,672 SF
                                       respectively
CUT-OFF DATE BALANCE                   $137.24, $71.88 and $197.29,
PER SF:                                respectively
GENERAL CHARACTERISTICS:
101 W. Grand Ave. is a 72,865 SF loft office building located in Chicago's River North area, which is eight blocks west of Chicago's "Magnificent Mile", a major retail area in metropolitan Chicago. The building is 100% occupied, and the tenant mix includes 11 office users and a ground floor restaurant that has reported sales of $564/sf.

57 W. Grand is a 83,469 SF loft office building located in Chicago's River North area. The building is 100% occupied by a mixture of office (85%) and retail (15%) users.

40 W. Hubbard is a 12,672 SF office building also located in Chicago's River North area. The property is 100% occupied with a tenant mix of retail (75%) and office (25%) users.


PROPERTY MANAGER:                      Friedman Properties Ltd.,
                                       borrower related.
OCCUPANCY (AS OF DATE):                100% (9/30/00)
U/W NOI:                               $2,697,959
U/W NET CASH FLOW:                     $2,471,798
U/W NET CASH FLOW DSCR:                1.58x
APPRAISED VALUE ($ PSF):               $29,185,000 ($173 psf)
APPRAISAL DATE:                        10/12/00
CUT-OFF DATE LTV RATIO:                63.39%
MATURITY DATE/ARD LTV
RATIO:                                 56.05%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                        LBNA #3 - South Loop Marketplace


                                LOAN INFORMATION


CUT-OFF DATE BALANCE:                  $18,235,848
% OF INITIAL MORTGAGE
POOL BALANCE:                          1.99%
NOTE DATE:                             10/19/00
MATURITY DATE (ARD):                   11/1/10
MORTGAGE RATE:                         7.28%
AMORTIZATION TERM:                     360
BORROWER/ SPONSOR:

South Loop Marketplace is owned under a tenants in common structure composed of TJN-SOO T LLC, WPC-SOO T LLC, and SOO T LLC. Each tenant is a special purpose entity with an independent director and a non-consolidation opinion. Hiffman Shaffer Associates (HSA) has an ownership interest in SOO T LLC. HSA developed and is currently managing South Loop Marketplace. HSA has developed over 15mm sf of industrial, office and retail projects. Principals include John Shaffer, E. Thomas Collins, Richard Hulina and William Colson.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 82 payments and open to prepayment without penalty for the last 3 payments.

MAJOR TENANTS

                BASE
                RENT                    % OF TOTAL         LEASE
                PSF          NRSF           NRSF          EXPIRATION
               ------       ------      ----------        ----------
Dominick's     $18.53       71,373          70%            10/31/17
Kinko's        $18.80        5,644           6%             2/28/08

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $15,360/year ($0.15 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: $30,960/year ($0.30 psf) escrowed monthly.

                              PROPERTY INFORMATION

PROPERTY TYPE:                         Anchored Retail
LOCATION:                              Chicago, IL
YEAR BUILT/RENOVATED:                  1998 / NAP
PROPERTY SIZE:                         102,265 SF
CUT-OFF DATE BALANCE
PER SF:                                $178.32
GENERAL CHARACTERISTICS:

The property is a 102,265 SF shopping center located in the south loop area of Chicago. This area has experienced extensive residential development and is currently under-served by retail projects. Developed in 1998, the South Loop Marketplace is anchored by a 71,373 SF Dominick's grocery. Other tenants include Kinko's, Wolf Camera, Subway, Bedding Experts and GNC.

PROPERTY MANAGER:                      Hiffman Shaffer
                                       Associates, borrower
                                       related.
OCCUPANCY (AS OF DATE):                100% (8/30/00)
U/W NOI:                               $1,902,700
U/W NET CASH FLOW:                     $1,852,372
U/W NET CASH FLOW DSCR:                1.24x
APPRAISED VALUE ($ PSF):               $22,850,000 ($223 psf)
APPRAISAL DATE:                        9/15/00
CUT-OFF DATE LTV RATIO:                79.81%
MATURITY DATE/ARD LTV
RATIO:                                 70.14%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                  GCFP #03-0810092 - Granite State Marketplace


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                  $18,205,497

% OF INITIAL MORTGAGE
POOL BALANCE:                          1.99%
ORIGINATION DATE:                      8/19/98
MATURITY DATE:                         9/1/08
MORTGAGE INTEREST
RATE:                                  7.735%
AMORTIZATION TERM:                     360
BORROWER/SPONSOR:

Granite Equity Partners, LLC is a special purpose entity with an independent director and a non-consolidation opinion. Its managing member is Granite Managing Member, Inc., a single purpose entity which owns .01%. The other members owning more than a 20% interest in the Borrower are as follows:
Constantine Alexakos 23.57%, Kambiz and Nazgol (Kambiz's wife) Shahbazi under Sartir Trust I owning 23.57% and John Coumantaros owning 24.54%. Mssrs. Alexakos and Shahbazi are the key principals of the Borrower. There are six other members with minority ownership interest.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 51 payments of its term; subject to defeasance for the next 65 payments and open to prepayment without penalty for the last 4 payments.

                                 MAJOR TENANTS

                             BASE                    % OF
                             RENT                    TOTAL         LEASE
                             PSF       NRSF          NRSF        EXPIRATION
                             -----    ------         -----       ----------
Wal-Mart Stores, Inc.        $5.34    82,550         33%           12/8/10
Shaw's Supermarkets, Inc.    $9.00    48,394         19%           11/8/13

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $42,504 ($0.17 psf) escrowed monthly for the life of the loan.

TI and LC reserves: $25,000 ($0.10 psf) deposited at closing and $80,208 ($0.32 psf) escrowed monthly for the life of the loan.

                              PROPERTY INFORMATION

PROPERTY TYPE:                         Anchored Retail
LOCATION:                              Hooksett, NH
YEAR BUILT/RENOVATED:                  1988 / NAP
PROPERTY SIZE:                         249,621 SF
CUT-OFF DATE BALANCE
PER UNIT:                              $72.93
GENERAL CHARACTERISTICS:
The 249,621 SF property was constructed in 1988 and is located 25 miles north of the New Hampshire/Massachusetts border along I-93. The property is anchored by Wal-Mart, Shaw's Supermarket, and Osco Drugs. National tenants include Burger King, Shell Gas, Fashion Bug, GNC, Kay Bee Toys, Payless Shoes, and the U.S. Post Office.

The largest tenant, Wal-Mart, has been at the subject property since 1990 and reported 1999 sales of $239/SF, an increase of 6.4% over 1998. The international discount chain has a total of 1,742 Wal-Mart stores, 835 Superstores, 469 Sam's Clubs, and 1,041 international Wal-Mart stores. Wal-Mart, as of January, 2000, had 1.14 million employees. As of 10/16/00, Moody's rated Wal-Mart's senior unsecured debt Aa2 and Standard & Poors rated their long-term foreign issuer credit AA.

PROPERTY MANAGER:                      Everest Partners, LLC
OCCUPANCY (AS OF DATE):                98% (10/1/00)
U/W NOI:                               $2,066,805
U/W NET CASH FLOW:                     $1,963,623
U/W NET CASH FLOW DSCR:                1.23
APPRAISED VALUE ($ psf):               $24,000,000 ($96 psf)
APPRAISAL DATE:                        9/1/00
CUT-OFF DATE LTV RATIO:                75.86%
MATURITY DATE/ARD LTV
RATIO:                                 68.65%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                           GCFP #11483 - Pacific Plaza


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                  $16,426,642
% OF INITIAL MORTGAGE
POOL BALANCE:                          1.80%
ORIGINATION DATE:                      7/21/00
MATURITY DATE:                         8/1/00
MORTGAGE INTEREST
RATE:                                  8.40%
AMORTIZATION TERM:                     360
BORROWER/SPONSOR:
Sutter Place, LLC is a special purpose entity with an independent director. The 1% managing member is 1375 Sutter Management, Inc., a California Corporation formed in connection with the origination of the loan. Alexis Wong is the sole owner of 1375 Sutter Management and also holds a 14% interest in the Borrower. The remaining members of the LLC are: John Wai (50%), Hok Ching Chan and Frank Chan (10% each), Aurora Chong (15%), Burton Jang (5%) and Ja Yu Fend (5%).

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 28 payments of its term; subject to defeasance for the next 88 payments and open to prepayment without penalty for the last 4 payments.

                                 MAJOR TENANTS

                         BASE                  % OF
                         RENT                  TOTAL        LEASE
                         PSF        NRSF       NRSF       EXPIRATION
                        ------     -----       ----       ----------
ShopExpert.Com          $34.14     8,213        10%         8/31/02

American Technology
Funding, Inc.           $47.00     5,027         6%         5/31/05

                                    RESERVES

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $1,632 ($0.02psf) deposited at closing and $19,584 ($0.24 psf) escrowed monthly for the life of the loan.

TI and LC reserves: $8,040 ($0.10 psf) deposited at closing and $96,480 ($1.18 psf) escrowed monthly for the life of the loan.

                              PROPERTY INFORMATION

PROPERTY TYPE:                         Office
LOCATION:                              San Francisco, CA
YEAR BUILT/RENOVATED:                  1974 / 2000
PROPERTY SIZE:                         81,551 SF
CUT-OFF DATE BALANCE
PER UNIT:                              $201.43
GENERAL CHARACTERISTICS:
The property is a 4-story, Class B office building and a 3-level parking garage located 1 mile west of the San Francisco CBD. Current occupancy is 94.79%, and is comprised of 31 tenants with an average of 2,631 sq. ft. per tenant. Industries represented by the tenants are diversified and, in terms of occupied square footage, are distributed as follows: Professional/Business Services (Legal, CPA) - 23%; Medical offices - 9.0%; Finance/real estate - 17%; Other services (publishers, graphic artists, et al) - 13%; Non-Profit - 7%; Retail - 2%; Tech/Internet - 30%. No single tenant occupies more than 15% of the NRA.

ShopExpert.Com, the largest tenant, provides a turnkey marketing plan that helps brick and mortar retailers drive online shoppers in to physical retail locations from the retailer's website. ShopExpert.com was started in 1998 and is backed, in part, by Lycos.

PROPERTY MANAGER:                      AGI Capital Group, Inc.
OCCUPANCY (AS OF DATE):                95% (7/13/00)
U/W NOI:                               $1,990,668
U/W NET CASH FLOW:                     $1,874,604
U/W NET CASH FLOW DSCR:                1.25
APPRAISED VALUE ($ psf):               $23,800,000 ($292 psf)
APPRAISAL DATE:                        5/22/00
CUT-OFF DATE LTV RATIO:                69.02%
MATURITY DATE/ARD LTV
RATIO:                                 62.42%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000 3:15PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET



                      This page intentionally left blank.



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000   3:15 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET



                      This page intentionally left blank.



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

December 1, 2000   3:15 pm